Exhibit A
                         FIFTH AMENDMENT TO
                    THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 28th day of June, 1995 by and between NATIONSBANK CORPORATION, a North
Carolina  corporation ("NationsBank"),   and  NATIONSBANK,   N.A.
(CAROLINAS),   a  national  banking association (the "Trustee").

                          W I T N E S S E T H:

         WHEREAS,   NationsBank  and  certain  of  its  subsidiary
corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and

         WHEREAS, NationsBank desires to amend the Plan to specify the "lookback month" and the "stability period" for determining and applying the "applicable interest rate" to the calculation of lump sum benefit payments by the Plan, all in accordance with Section 417(e)(3) of the Internal Revenue Code of 1986, as amended by the Retirement Protection Act of 1994, and the regulations thereunder; and

         WHEREAS, in Section 11.1 of the Plan, the Participating Employers reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and

         WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:

         1. Section 5.5(d)(2) of the Plan is amended effective as of December 31, 1994 to read as follows:

                  "(2) Lump Sum Payments. The assumptions used for purposes of computing lump sum payments under the Plan shall be as follows:

                           (A) For lump sum payments  made before Decem-
                  ber 31, 1994:


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                           Mortality:  A unisex rate that is fifty per-
                           cent (50%) male, fifty percent (50%) female, taken from the 1971 Group Annuity Mortality Table.

                           Interest: The rate(s) which would be used by the Pension Benefit Guaranty Corporation as of the first day of the Plan Year in which the payment is made to determine the present value of a lump sum distribution on plan termination.

                           (B) For lump sum payments  made on or after
                  December 31, 1994:

                           Mortality: The "applicable mortality table," as such term is defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994.

                           Interest: The "applicable interest rate", as such term is defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994. The "lookback month" (within the meaning of Treasury
                           Regulations  ss.   1.417(e)-1T(d)(4)(iii))
                           for  the determination of the applicable
                           interest rate for the calculation  of lump
                           sum payments made on or after December 31, 1994 and prior to January 1, 1996 shall be
                           December.   The   "lookback   month"   for
                           the determination of the applicable interest
                           rate for the calculation  of lump  sum
                           payments  made on or after January  1,  1996
                           shall  be   September;   provided, however,
                           in no event shall the applicable interest rate for the calculation of lump sum payments made during the Plan Year beginning January 1, 1996 exceed the applicable interest rate for December 1995. The "stability period" (within the meaning of Treasury Regulations ss.
                           1.417(e)-1T(d)(4)(ii)) during which the applicable interest rate remains constant shall be the Plan Year immediately succeeding the lookback month."

          2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this

Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                                            NATIONSBANK CORPORATION

                                            By: /s/ C. J. Cooley
                                                C. J. Cooley, Executive
                                                Vice President


                                            NATIONSBANK, N.A. (CAROLINAS)

                                            By: /s/ Deborah T. Williams
                                                Name: Deborah T. Williams
                                                Title: Senior Vice President

              SUPERSEDED IN ITS ENTIRETY BY THE SEVENTH AMENDMENT

                               SIXTH AMENDMENT TO
                          THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 5th day of July, 1995 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK, N.A. (CAROLINAS), a national banking association (the "Trustee").
                                               Statement of Purpose
         This amendment to The NationsBank Pension Plan (the "Plan") relates to the First United Bancorporation Pension Trust (the "FUBI Plan"), which was previously maintained by First United Bancorporation, Inc. ("FUBI") and certain of its subsidiaries (collectively with FUBI, the "FUBI Plan participating employers"). The FUBI Plan was merged into the InterFirst Corporation Pension Plan (the "InterFirst Plan"), which was sponsored by InterFirst Corporation ("InterFirst"). Subsequently, the InterFirst Plan was merged into this Plan.
         InterFirst acquired FUBI in 1983. InterFirst determined as part of a corporate-wide benefits consolidation program to merge the FUBI Plan into the InterFirst Plan effective January 1, 1985, after which time eligible employees of the FUBI Plan participating employers would accrue benefits under the InterFirst Plan rather than the FUBI Plan. During 1984 FUBI Plan participants received written notices and attended employee meetings describing the January 1, 1985 plan merger and the InterFirst Plan. In the fall of 1984, FUBI Plan participants also received a copy of the InterFirst Plan summary plan description. The written notices, employee meetings and a special insert to the InterFirst Plan summary plan description advised FUBI Plan participants that they would never receive a benefit under the InterFirst Plan less than the benefit they had earned under the FUBI Plan as of December 31, 1984. In addition, on or before February 20, 1985 the respective boards of directors of the FUBI Plan participating employers passed resolutions adopting the InterFirst Plan. From and after January 1, 1985, former FUBI Plan participants accrued benefits under the InterFirst Plan, taking into account for such purpose their


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benefit service under the FUBI Plan. Each such  participant's  December 31, 1984
FUBI Plan benefit was maintained as a stand-alone alternative benefit under the InterFirst Plan.
         Prior to its merger into the InterFirst Plan, the terms of the FUBI Plan provided a "basic retirement benefit" and a special unreduced early retirement benefit known as the "agreed retirement benefit." The FUBI Plan provided that both benefits would be subject to cost-of-living adjustments following commencement of a participant's retirement benefit annuity payments (the "FUBI Plan COLAs").
         In August 1984, FUBI, in its capacity as sponsor of the FUBI Plan, amended the FUBI Plan to limit eligibility for the FUBI Plan COLAs to participants in the FUBI Plan who retired before January 1, 1985. Such amendment was also included in a restated FUBI Plan document that was submitted to the
Internal   Revenue   Service   and  that   subsequently   received  a  favorable
determination letter from the Internal Revenue Service as to its qualified status under Section 401 of the Internal Revenue Code. In addition, the "agreed retirement benefit" ceased to be available to active plan participants effective after December 31, 1984 in connection with the adoption of the InterFirst Plan. As a result, the December 31, 1984 FUBI Plan benefit preserved under the InterFirst Plan was administered without FUBI Plan COLAs or the "agreed retirement benefit."
         In 1987 a claim was brought by a former FUBI Plan participant related to the elimination of the "agreed retirement benefit" under the FUBI Plan. As a result of consideration of that claim, a plan amendment was made which restored the "agreed retirement benefit" as an additional stand-alone alternative benefit for former FUBI Plan participants who had not terminated employment before January 1, 1985. The "agreed retirement benefit" was preserved effective as of February 20, 1985, which was the latest date that any of the respective boards of directors of the FUBI Plan participating employers adopted the resolutions described above.

         Since the mid-1980s there have been two appealed claims and several inquiries by former FUBI Plan participants as to whether the August 1984 amendment to the FUBI Plan was proper and whether FUBI Plan COLAs constituted a "protected benefit" under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code with respect to the December 31, 1984 FUBI Plan benefit preserved as a stand-alone alternative benefit under the InterFirst Plan. In addition, a civil action has been brought in the United States District Court for the Northern District of Texas, Fort Worth Division, (Civil Action No. 4-94CV-104A) as a class action entitled "Sam L. Gill, Jr. et al. v. NationsBank Corporation and The NationsBank Pension Plan" pursuant to which a claim has been made to reinstate the FUBI Plan COLAs.
         While NationsBank was not involved in the amendments to the FUBI Plan which are the subject of the civil action described above, because the FUBI Plan was previously merged into the InterFirst Plan and the InterFirst Plan was merged into this Plan, this Plan is the successor to the rights and obligations of the FUBI Plan.
         While NationsBank believes that the August 1984 amendment was valid prospectively with respect to benefits earned after December 31, 1984, NationsBank has determined to reinstate the FUBI Plan COLAs in a manner consistent with the 1984 employee communications, the post-1984 administration of the InterFirst Plan and the determination previously made to reinstate the FUBI Plan "agreed retirement benefit."
         Accordingly, NationsBank desires to amend the Plan to (i) provide certain Participants who formerly participated in the FUBI Plan a stand-alone alternative benefit under the Plan that is subject to FUBI Plan COLAs, (ii) provide the method by which such stand-alone alternative benefit shall be calculated and thereafter adjusted from time to time for FUBI Plan COLAs, (iii) set forth the effective date as of which such stand-alone alternative benefit shall be calculated and (iv) provide such affected participants who are currently in pay status a single cash payment equal to any additional benefits that would have been paid to such participants in excess of the retirement benefit annuity payments already received if the stand-alone alternative benefit provided for herein with FUBI Plan COLAs had been in effect throughout their period of payment.
         In Section 11.1 of the Plan the "Participating Employers" under the Plan have reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers. The undersigned has been authorized by the Compensation Committee to make the amendments set forth below.
         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:
         1. The following new Section 15.13 is added to the Plan effective as of the date hereof:
                  "SECTION 15.13.  FUBI PLAN PRESERVED BENEFITS.

                  (a) General. The Plan is the successor by way of plan merger to the rights and obligations of the First United Bancorporation Pension Trust (the "FUBI Plan"). The provisions of this Section 15.13 establish a stand-alone alternative benefit under the Plan for "former FUBI Plan participants" (as defined below) which is subject to certain post-retirement cost-of-living adjustments previously provided under the FUBI Plan ("FUBI Plan COLAs"). The provisions of this Section 15.13 shall apply with respect to the former FUBI Plan participants notwithstanding any provision of the Plan to the contrary.

                  (b) Former FUBI Plan Participants Defined. The reinstatement of FUBI Plan COLAs as set forth herein applies to the "FUBI Plan preserved benefit" (as
         defined below) of Participants who were active
         participants in the FUBI Plan as of December 31, 1984
         or "transferred employees" (as defined below),
         excluding (i) those former Participants who have
         terminated employment under the Plan (or a predecessor
         plan) and received a single sum payment of their
         retirement benefit and (ii) those former Participants
         who have terminated employment under the Plan (or a predecessor plan) with no vested interest in their retirement benefit at the time of termination. For purposes of this subparagraph, a "transferred employee" is an individual who (A) was an active participant in the FUBI Plan as of June 30, 1982, and (B) transferred employment from FUBI or a FUBI subsidiary or affiliate to InterFirst Corporation or an InterFirst Corporation subsidiary or affiliate during the period between June 30, 1982 and December 31, 1984, and (C) was an active participant in the InterFirst Corporation Pension Plan as of December 31, 1984. The individuals to whom this Section 15.13 applies are referred to herein as "former FUBI Plan participants."

                  (c) FUBI Plan Preserved Benefit Defined. The "FUBI Plan preserved benefit" means the greater of:

                           (i) the FUBI Plan "basic retirement benefit" (as reduced for payment commencement prior to age sixty-five (65) as described in subparagraph (e) below), or

                      (ii) the FUBI Plan "agreed  retirement  benefit," but only with respect to former FUBI Plan participants who qualify in accordance with the provisions of subparagraph (d) below.

         The FUBI Plan preserved benefit shall be subject to the FUBI Plan COLAs as provided in subparagraph (h) below. The amount of the FUBI Plan "basic retirement benefit" for a former FUBI Plan participant (which amount is subject to reduction for payment commencement prior to age sixty-five (65) as described in subparagraph (e) below) shall be the greater of such benefit determined as of December 31, 1984, or February 20, 1985, based on such Participant's "credited service," "pension compensation base" and "social security benefit" (as those terms were defined in the FUBI Plan) as of such dates. The amount of the FUBI Plan "agreed retirement benefit" for a former FUBI Plan participant (which amount is not subject to reduction for payment commencement prior to age sixty-five (65)) shall be the greater of such benefit determined as of December 31, 1984, or February 20, 1985, based on such Participant's "credited service," "pension compensation base" and "social security benefit" (as those terms were defined in the FUBI Plan) as of such dates.

                  (d)      Eligibility for FUBI Plan Agreed Retirement
         Benefit.  Former FUBI Plan participants shall be
         eligible for the FUBI Plan "agreed retirement benefit"
         upon both (i) completion of at least twenty (20) years of service (within the meaning of the FUBI Plan) with NationsBank Corporation and predecessor plan sponsors (or their respective subsidiaries and affiliates) and (ii) attainment of age fifty (50) on or before termination of employment with NationsBank Corporation and predecessor plan sponsors (or their respective subsidiaries and affiliates).

                  (e) Reductions for Early Commencement. The amount of the FUBI Plan "agreed retirement benefit" shall be determined with no reduction for early commencement of retirement benefit annuity payments prior to age sixty-five (65). The amount of the FUBI Plan "basic retirement benefit" shall be reduced for early commencement prior to age sixty-five (65) in accordance with the reduction factors in the FUBI Plan applicable to benefits commencing at age fifty-five (55) or later. The actuarial reduction factors under the Plan applicable to former FUBI Plan participants shall apply to determine the additional amount of early commencement reduction if benefits commence earlier than age fifty-five (55).

                  (f) FUBI Plan Preserved Benefit as a Protected Benefit. From and after the effective date of this Section 15.13, the FUBI Plan preserved benefit (including the right to a single cash payment of prior retirement benefit annuity payments as provided in subparagraph
         (l) below) shall be a benefit protected by Section 411(d)(6) of the Code and Section 204(g) of the Act, subject only to the right of the Participating Employers to further amend this Section 15.13 in order to secure a determination letter from the Internal Revenue Service that the provisions of this Section 15.13 do not adversely affect the continued qualification of the Plan under Section 401 of the Code.

                  (g) FUBI Plan Preserved Benefit as a Stand-Alone Alternative Benefit. Following commencement of retirement benefit annuity payments, each former FUBI Plan participant shall receive the greatest benefit amount determined from time to time under the alternative benefit formulae applicable to such former FUBI Plan participant under this Plan. In that regard, the amount of the FUBI Plan preserved benefit for each former FUBI Plan participant (as adjusted to reflect the form of benefit payment and as adjusted pursuant to subparagraph (h) below) shall be treated as a separate stand-alone alternative benefit formula under this Plan.

                  (h) COLA Adjustments for FUBI Plan Preserved Benefit. The FUBI Plan preserved benefit of a former FUBI Plan participant, regardless of whether that benefit is the greatest benefit amount at the time of commencement of retirement benefit annuity payments, shall be increased or decreased for changes in the cost of living (the "COLA") as of January 1 of each Plan Year following commencement of such payments by such former FUBI Plan participant under this Plan (or any applicable predecessor plan). The COLA amount shall be based on the percentage increase or decrease in the cost of living, if any, based on a comparison of the U. S. Consumer Price Index for the September 30 next preceding the January of the determination, with such U. S. Consumer Price Index for the September 30 one year earlier; provided, however, that such yearly increase or decrease, if any, shall be limited to a maximum of four percent (4%); and provided further, that such yearly decrease, if any, shall not reduce the amount of the FUBI Plan preserved benefit of such former FUBI Plan participant below the initial amount of such former FUBI Plan participant's FUBI Plan preserved benefit at the time of commencement of retirement benefit annuity payments. The "Consumer Price Index for All Urban Wage Earners and Clerical Workers" (or such other table determined to be acceptable to the Administrator of the Plan) shall be used in determining the percentage increases or decreases for each Plan Year.

                  (i) Payment of FUBI Plan Preserved Benefit. Each former FUBI Plan participant shall receive the FUBI
         Plan preserved benefit amount as such Participant's retirement benefit when that amount (as adjusted each Plan Year for COLA) is the greatest amount available to such former FUBI Plan participant under the alternative retirement benefit formulae under the Plan applicable to such former FUBI Plan participant.

                  (j) Application of Other Alternative Benefit Formulae. Except as provided in subparagraph (iii) below, the provisions of this Section
         15.13 shall not in any manner change, modify or otherwise affect the continued application of any other alternative benefit formulae under the Plan applicable to former FUBI Plan participants, including without limitation the Plan's basic retirement benefit formula and the Texas Plan's hybrid formula. In such regard:

                           (i) Continued Credit for FUBI Plan Benefit Service under the Plan's Basic Retirement Benefit
                  Formula. For any former FUBI Plan participant who is eligible for a benefit determined under the Plan's basic retirement benefit formula set forth in Articles V and VI, such Participant shall continue to receive credit for such Participant's benefit service under the FUBI Plan prior to 1985 for purposes of such benefit formula.

                      (ii) Texas Plan's Hybrid Formula.  Section 15.1(b)(iii) of
                  the Plan provides in part that the benefit under the Plan for a Texas Plan Participant who participated in the Texas Plan (or any predecessor plan) before 1989 shall not be less than the sum of (A) such Participant's "December 31st, 1988 Benefit" as defined in the Texas Plan and (B) such Participant's benefit determined under the Plan's basic retirement benefit formula set forth in Articles V and VI with respect to Benefit Service earned after 1988 (the "hybrid formula"). For a former FUBI Plan participant, the December 31st, 1988 Benefit under the Texas Plan generally means the greater of (x) the Participant's benefit as of such date determined under the InterFirst Corporation Pension Plan's "all-service" benefit formula (which was calculated taking into account such former FUBI Plan participant's benefit service under the FUBI Plan prior to 1985) or (y) the Participant's "basic retirement benefit" determined as of December 31, 1984 under the FUBI Plan benefit formula without adjustment for the FUBI Plan COLAs. The provisions of this
                  Section  15.13  shall  have no  effect  on the  provisions  of
                  Section 15.1(b)(iii) as described herein.

                     (iii) Agreed  Retirement  Benefit.  In 1987,  the FUBI Plan
                  "agreed retirement benefit" without adjustment for the FUBI Plan COLAs was added as a stand-alone alternative benefit formula under the InterFirst Corporation Pension Plan and has been continued as a stand-alone alternative benefit formula under this Plan for former FUBI Plan participants who qualify as provided in subparagraph (d) above. Notwithstanding any provision of this Section 15.13 to the contrary, such stand-alone alternative benefit formula shall be replaced by the stand-alone alternative benefit formula for FUBI Plan preserved benefits as set forth in this Section 15.13 (which includes the FUBI Plan "agreed retirement benefit" as adjusted for the FUBI Plan COLAs) for former FUBI Plan participants who qualify as provided in subparagraph (d) above.

                  (k) Application of Code Section 415. The provisions of Article VII of the Plan that limit payment of annuity benefits in accordance with the requirements of Section 415 of the Code shall be subject to annual cost of living adjustments pursuant to Section 415(d) of the Code with respect to the FUBI Plan preserved benefit. Notwithstanding the foregoing, the FUBI Plan preserved benefit (as adjusted for the FUBI Plan COLAs) of a former FUBI Plan participant shall not be paid to the extent such annual annuity amount exceeds the greater of (i) the amount of the limit referred to in the preceding sentence (as adjusted pursuant to Code Section 415(d)), or (ii) the amount of the "current accrued benefit" of the former FUBI Plan participant. In that regard, a former FUBI Plan participant's "current accrued benefit" shall be determined as a fixed dollar annual annuity amount as provided in
         Section 1106(i)(3)(B) of the Tax Reform Act of 1986, without regard to adjustments pursuant to Section 415(d) of the Code or the FUBI Plan COLAs.

                  (l) Payment of Prior Benefits.  The provisions of this Section
         15.13 shall apply retroactively for all former FUBI Plan participants. Accordingly, retirement benefit annuity payments for former FUBI Plan participants who have been in pay status prior to the "determination date" (defined below) shall be adjusted in accordance with the provisions of this Section 15.13. Such adjustments shall be based on the form of benefit payment previously elected, subject to reduction, if any, pursuant to subparagraph (e) above. The adjustments shall be made as of a date selected by NationsBank Corporation that is as soon as practicable following receipt of a favorable determination letter from the Internal Revenue Service with respect to this Section 15.13 (the "determination date"). As soon as practicable after the determination date, any past benefit annuity amounts payable to each affected former FUBI Plan participant as provided by this Section 15.13 in excess of the benefit annuity amounts actually received by each such former FUBI Plan participant (whether from the Plan or a predecessor plan) shall be calculated and paid, together with interest at the rate of nine percent (9%), compounded annually, to each such former FUBI Plan participant in a single cash payment (less any applicable withholding amounts). For purposes of determining the amount of interest to be paid, such interest shall accrue from the end of the Plan Year to which such additional benefit annuity amounts relate through the last day of the month immediately preceding the date of such single cash payment."

         2. The effective date of the amendment set forth herein is July 5, 1995, subject only to receipt from the Internal Revenue Service of a determination letter that such amendment does not adversely affect the continued qualification of the Plan under Section 401 of the Internal Revenue Code. NationsBank shall apply for such determination letter as soon as practicable after the date hereof, and NationsBank reserves the right to make such further amendments to the Plan as may be necessary to secure such favorable determination letter.
         3. No payment shall be made by the Participating Employers or any employee benefit plan maintained by the Participating Employers with respect to the amount, if any, by which the "FUBI Plan preserved benefit" of a "former FUBI Plan participant" as adjusted for the "FUBI Plan COLAs" (as those terms are defined in this amendment) exceeds the applicable Internal Revenue Code Section 415 limitations as set forth in this amendment.
         4. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.
         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                                                 NATIONSBANK CORPORATION


                                                 By: /s/ C. J. Cooley
                                                    C. J. Cooley, Executive
                                                          Vice President

                                                 "NationsBank"


                                                 NATIONSBANK, N.A. (CAROLINAS)


                                                 By: /s/ Deborah T. Williams
                                                    Name: Deborah T. Williams
                                                    Title: Senior Vice President

                                                 "Trustee"

                                                FOURTH AMENDMENT TO
                                           THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 24th day of August, 1995 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK, N.A. (CAROLINAS), a national banking association (the "Trustee").

                                               W I T N E S S E T H:

         WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and
         WHEREAS, NationsBank desires to amend the Plan to (i) incorporate certain amendments requested by the Internal Revenue Service as a condition to its issuance of a favorable determination of the Pension Plan's tax-qualified status; and (ii) reflect the merger of the NationsSecurities Pension Plan into the Plan; and
         WHEREAS, in Section 11.1 of the Plan, the Participating Employers reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and
         WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;
         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:
         1. Section 2.1(c)(14) of the Plan is amended effective as of June 7, 1993 by deleting the first sentence of the last paragraph thereof ("If a Participant is employed by NationsSecurities . . .
such employment.") and substituting the following sentence in lieu thereof:
                  "Notwithstanding the preceding provisions of this Section 2.1(c)(14), if a Participant is employed by NationsSecurities, a Dean Witter/NationsBank Company ("NationsSecurities"), "Compensation" of such Participant for a particular period of time shall mean the total remuneration payable by NationsSecurities to the Participant for employment with NationsSecurities during such period, including without limitation all bonuses (contractual, discretionary or otherwise), overtime pay or any extra or special remuneration of any kind (including commissions), prior to any salary or wage reduction pursuant to Sections 125 or 401(k) of the Code, but excluding the items set forth in subparagraphs
         (B) through (E) above."

         2. Section 2.1(c)(17) of the Plan is amended effective as of January 1, 1993 to read as follows:
                  "(17) Covered Employee means any Employee other than:
                           (A) any Employee whose terms and conditions of employment with the Participating Employers expressly preclude such Employee's participation in the Plan; or

                           (B) any Employee who is  regularly  employed  outside
                  the United States by any one or more of the Participating Employers and who is on the payroll of a facility located outside the United States."
         3. Section 2.1(c)(38) of the Plan is amended effective as of January 1, 1993 to read as follows:
                  "(38)  Participating Employers means:

                           (A) NationsBank Corporation, a North Carolina corporation;

                           (B) those Subsidiary Corporations which adopt and participate in the Plan from time to time; and

                           (C)      those successor corporations which,
                  pursuant to Section 11.5, continue the Plan as provided in Section 11.5."
      4. Section 15.6 of the Plan is amended effective as of June 7, 1993 to read as follows:
                  "SECTION 15.6. NATIONSSECURITIES.

                  (a)      General.         NationsBank Corporation and Dean
         Witter Financial Services Group, Inc. entered into an agreement to organize and operate a securities brokerage and investment products business through a joint venture to be known as "NationsSecurities, a Dean
         Witter/NationsBank Company" ("NationsSecurities").
         NationsBank Corporation and Dean Witter Financial

         Services Group, Inc. will each own, directly or indirectly, a fifty percent (50%) interest in NationsSecurities.

                  In general, NationsSecurities will succeed to the brokerage and investment operations of NationsBanc Securities, Inc., an indirect wholly-owned subsidiary of NationsBank Corporation and a Participating Employer under the Plan. In connection with the formation of the joint venture, the account executives of NationsBanc Securities, Inc. and certain other personnel of the Participating Employers will transfer their employment to NationsSecurities.

                  As a  result  of its  affiliation  with  NationsBank  and  for convenience of administration, NationsSecurities will establish its own defined benefit pension plan by adopting the terms and provisions of the Plan as modified by this Section 15.6, and NationsBank Corporation hereby consents to such adoption and use of the Plan by
         NationsSecurities.   Due  to  the  level  of   ownership   interest  by
         NationsBank Corporation in NationsSecurities, it is appropriate to provide limited common service credit for employment with the Participating Employers and NationsSecurities. The provisions of this
         Section 15.6 are intended to contain the service crediting provisions and to provide for the calculation of benefits under the Plan of Participants with NationsSecurities Service and Service with the Participating Employers.

                  (b) Service Credit and Separate Trust Provisions. For purposes of applying the following provisions of the Plan NationsSecurities shall be deemed a member of the Affiliated Group notwithstanding any other provision of the Plan to the contrary:

                           (A) the determination of whether a Covered Employee has satisfied the eligibility requirements of Article III;

                           (B) the determination of a Participant's Vesting Service under Section 2.1(c)(53) and whether the Participant is entitled to a benefit under Section 6.1; and

                           (C)  the   application  of  the  benefit   limitation
                  provisions of Article VII.

         For purposes of applying all other provisions of the Plan, including without limitation the minimum funding requirements of Section 412 of the Code and Section 302 of the Act, NationsSecurities shall be treated as maintaining a separate plan known as the "NationsSecurities Pension Plan". In such regard, the Committee shall maintain separate records for benefits payable under the Plan attributable to Service and Compensation earned with NationsSecurities and Service and Compensation earned with the Participating Employers and shall cause the Trustee to establish and maintain separate sub-accounts under the Trust for assets and benefits paid with respect to NationsSecurities Service and Compensation and assets and benefits paid with respect to Service and Compensation with the Participating Employers under the Plan. Upon any termination of the NationsSecurities Pension Plan, only the assets held in the separate NationsSecurities sub-account under the Trust shall be available to provide benefits attributable to NationsSecurities Service and Compensation, and NationsSecurities shall have no right, power, authority or discretion to any other Trust assets.

                  (c) Determination of Retirement Income for Participants with NationsBank and NationsSecurities Service. Notwithstanding other provisions of this Plan to the contrary, any Participant who has periods of employment with NationsSecurities and any Participating Employer shall have the Participant's retirement income hereunder determined in two parts, which together shall comprise the Participant's total retirement income under the Plan.

                           (1) Defined Terms. For this purpose, any Benefit Service and any Compensation earned by a Participant during employment with NationsSecurities shall be referred to as the Participant's "NationsSecurities Service" and the Participant's "NationsSecurities Compensation," respectively. Any Benefit Service and any Compensation earned by a Participant during the Participant's employment with the Participating Employers other than NationsSecurities shall be referred to as the Participant's "NationsBank Service" and "NationsBank Compensation," respectively.

                           (2) NationsSecurities  Part of Retirement Income. The
                  NationsSecurities part of such a Participant's retirement income shall be determined in accordance with the usual provisions of this Plan except that all NationsBank Service and NationsBank Compensation shall be disregarded and only the Participant's periods of NationsSecurities Service and NationsSecurities Compensation shall be taken into account. For purposes of applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsSecurities Service shall be five hundred forty (540). Covered Compensation for this part will be as in effect for the Plan Year when the Participant was last employed in NationsSecurities Service.

                           (3) NationsBank Part of Retirement Income. The second
                  part of such a Participant's retirement income shall also be determined in accordance with the usual provisions of the Plan, except that all NationsSecurities Service and NationsSecurities Compensation shall be disregarded and only the Participant's periods of NationsBank Service and NationsBank Compensation shall be taken into account. For purposes applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsBank Service shall be five hundred forty (540) minus the Participant's months of NationsSecurities Service. Covered Compensation for this part will be as in effect for the Plan Year when Participant was last employed in NationsBank Service.

                           (4) Disability.  The above  provisions will apply for
                  purposes of determining benefits upon death or Disability, as well as for purposes of determining benefits upon retirement or other termination of Service. For purposes of Disability benefits, a Participant's last employment status (i.e., NationsBank or NationsSecurities) shall be taken into account when imputing service credit and compensation during Disability."
         5.  The following new Section 15.12 is added to the end of
Article XV of the Plan effective as of March 31, 1995:
                  "SECTION 15.12.  MERGER OF THE NATIONSSECURITIES
         PENSION PLAN.

                  (a) General. In October 1994, a Subsidiary of NationsBank Corporation purchased the interest of Dean Witter Financial Services Group, Inc. in NationsSecurities. As the result of said purchase transaction, NationsSecurities became a member of the Affiliated Group, and it was determined that NationsSecurities no longer needed to maintain a separate defined benefit pension plan for its eligible employees. Therefore, effective as of March 31, 1995, the NationsSecurities Pension Plan maintained in accordance with the provisions of Section 15.6 was merged with and into the Plan and the assets and liabilities of the separate sub-account maintained under the Trust for the NationsSecurities Pension Plan merged with the separate sub-account maintained under the Trust for the Plan. In addition, NationsSecurities adopted the terms and provisions of the Plan and became a Participating Employer hereunder effective April 1, 1995.

                  (b) Determination of Retirement Income for Participants with NationsBank and NationsSecurities Service. Notwithstanding the merger of the NationsSecurities Pension Plan with the Plan and the adoption of the Plan by NationsSecurities, NationsSecurities wishes to continue to maintain the methodology of Section 15.6 for determining the Plan benefit for a Participant who has Service with NationsSecurities and any Participating Employer other than NationsSecurities. Therefore, notwithstanding any other provision of this Plan to the contrary, any Participant who has periods of employment with NationsSecurities and a Participating Employer other than NationsSecurities shall have the Participant's retirement income hereunder determined in two parts, which together shall comprise the Participant's total retirement income under the Plan.

                           (1)      Defined Terms.  For purposes of this
                  Section 15.12, the terms "NationsSecurities Service," "NationsSecurities Compensation," "NationsBank Service" and "NationsBank Compensation" shall have the meanings set forth in Section 15.6(c)(1).

                           (2) NationsSecurities  Part of Retirement Income. The
                  NationsSecurities part of such a Participant's retirement income shall be determined in accordance with the usual provisions of this Plan except that all NationsBank Service and NationsBank Compensation shall be disregarded and only the Participant's periods of NationsSecurities Service and NationsSecurities Compensation shall be taken into account. For purposes of applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsSecurities Service shall be five hundred forty (540). Covered Compensation for this part will be as in effect for the Plan Year when the Participant was last employed in NationsSecurities Service.

                           (3) NationsBank Part of Retirement Income. The second
                  part of such a Participant's retirement income shall also be determined in accordance with the usual provisions of the Plan, except that all NationsSecurities Service and NationsSecurities Compensation shall be disregarded and only the Participant's periods of NationsBank Service and NationsBank Compensation shall be taken into account. For purposes applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsBank Service shall be five hundred forty (540) minus the Participant's months of NationsSecurities Service. Covered Compensation for this part will be as in effect for the Plan Year when Participant was last employed in NationsBank Service.

                           (4) Disability.  The above  provisions will apply for
                  purposes of determining benefits upon death or Disability, as well as for purposes of determining benefits upon retirement or other termination of Service. For purposes of Disability benefits, a Participant's last employment status (i.e., NationsBank or NationsSecurities) shall be taken into account when imputing service credit and compensation during Disability."
         6.  Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.
         IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                                                     NATIONSBANK CORPORATION



                                                     By: /s/ Susan B. Waldkirch
                                                        Susan B. Waldkirch
                                                        Vice President

                                           NATIONSBANK, N.A. (CAROLINAS)



                                           By: /s/ Deborah T. Williams

                                              Name:   Deborah T. Willams

                                              Title:  Senior Vice President

                             SEVENTH AMENDMENT TO
                        THE NATIONSBANK PENSION PLAN

         THIS AGREEMENT is made and entered into as of the 28th day of September , 1995 by and between NATIONSBANK CORPORATION, a North
Carolina  corporation ("NationsBank"),   and  NATIONSBANK,   N.A.
(CAROLINAS),   a  national  banking association (the "Trustee").

                              Statement of Purpose

This amendment to The NationsBank Pension Plan (the "Plan") relates to the First United Bancorporation Pension Trust (the "FUBI Plan"), which was previously maintained by First United Bancorporation, Inc. ("FUBI") and certain of its subsidiaries. The FUBI Plan was merged into the InterFirst Corporation Pension Plan (the "InterFirst Plan"), which was sponsored by InterFirst Corporation. Subsequently, the InterFirst Plan was merged into this Plan.

Prior to its merger into the InterFirst Plan, the terms of the FUBI Plan provided a "basic retirement benefit" and a special unreduced early retirement benefit known as the "agreed retirement benefit." The FUBI Plan provided that both benefits would be subject to cost-of-living adjustments following commencement of a participant's retirement benefit annuity payments (the "FUBI Plan COLAs").

When the FUBI Plan was merged into the InterFirst Plan, the FUBI Plan "basic retirement benefit" was preserved as a stand-alone alternative benefit under the InterFirst Plan. However, the FUBI Plan COLAs and the "agreed retirement benefit" were not also preserved at that time. The "agreed retirement benefit" was later restored by an amendment to the InterFirst Plan, but without the FUBI Plan COLAs.

In 1994 a civil action was brought in the United States District Court for the Northern District of Texas, Fort Worth Division, (Civil Action No. 4-94CV-104A) as a class action entitled "Sam L. Gill, Jr. et al. v. NationsBank Corporation and The NationsBank Pension Plan" regarding the FUBI Plan COLAs and the merger of the FUBI Plan into the InterFirst Plan. NationsBank amended the Plan in response to such civil suit to reinstate the FUBI Plan COLAs. NationsBank now desires to further amend the Plan in order to effect the settlement of such civil suit.

         Accordingly, NationsBank desires to amend the Plan to (i) provide certain Participants who were formerly employed by a participating employer in the FUBI Plan with a stand-alone alternative benefit under the Plan that is subject, in part, to the FUBI Plan COLAs, (ii) provide the method by which such stand-alone alternative benefit shall be calculated and thereafter adjusted from time to time for the FUBI Plan COLAs, (iii) set forth the effective date as of which such stand-alone alternative benefit shall be calculated and (iv) provide such affected Participants who are currently in pay status a single cash payment equal to any additional retirement benefit annuity payments that would have been paid to such Participants in excess of the retirement benefit annuity payments already received if the stand-alone alternative benefit provided for herein with the FUBI Plan COLAs had been in effect throughout their period of payment, all in a manner consistent with the Plan's status as a tax-qualified plan under
Section 401(a) of the Internal Revenue Code.

         In Section 11.1 of the Plan the "Participating Employers" under the Plan have reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers. The undersigned has been authorized by the Compensation Committee to make the amendments set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:

         1. Section 15.13 of the Plan, which was previously added to the Plan effective as of July 5, 1995 by the Sixth Amendment to the Plan, is hereby amended and restated in its entirety to read as follows:

                  "SECTION 15.13.  FUBI PLAN SPECIAL BENEFIT.


                  (a) General. The Plan is the successor by way of plan merger to the rights and obligations of the First United Bancorporation Pension Trust which was last amended and restated by an instrument dated August 30, 1985 and effective January 1, 1984, as further amended by an instrument dated July 1, 1986 (collectively, the "FUBI Plan"). The
         provisions  of  this  Section   15.13   establish  a
         stand-alone alternative benefit under the Plan for "Eligible Former FUBI Plan Participants" (as defined below), a portion of which shall be subject to certain post-retirement
         cost-of-living   adjustments  previously provided  under the
         FUBI Plan ("FUBI Plan  COLAs").  The  provisions of this
         Section 15.13 shall apply with respect to the Eligible Former FUBI Plan Participants notwithstanding any provision of the Plan to the contrary.

                  (b)      Eligible Former FUBI Plan Participants
         Defined. The provisions of this Section 15.13 shall apply to each of the following:

                           (i)      any Participant who was an active
                  participant in the FUBI Plan as of December 31, 1984;

                      (ii)          any "Transferred FUBI Employee" (as
                  defined below);

                     (iii) any  Participant  who was employed by one of
                  the FUBI Plan participating employers and who would have first become a participant in the FUBI Plan during the period from January 1, 1985 through July 1, 1986, inclusive, in accordance with the terms and provisions of the FUBI Plan assuming for such purpose that the FUBI Plan had remained in effect during such period; and

                      (iv) the Beneficiary of any deceased individual described in clauses (i), (ii) and (iii) above;

         provided, however, that the provisions of this Section 15.13 shall not apply to any of the following:

                           (A) a former  Participant  who terminated
                  employment under the Plan (or a predecessor plan) and received on or before June 28, 1995 a single cash payment of such Participant's retirement benefit; or

                           (B) a former  Participant  who terminated
                  employment under the Plan (or a predecessor plan) with no vested interest in such Participant's retirement benefit at the time of termination.

         For purposes of this Section 15.13, a "Transferred FUBI Employee" is an individual who (x) was an active participant in the FUBI Plan as of June 30, 1982, (y) transferred employment from FUBI or a FUBI subsidiary or affiliate to InterFirst Corporation or an InterFirst Corporation subsidiary or affiliate during the period between June 30, 1982 and December 31, 1984, and (z) was an active participant in the InterFirst Corporation Pension Plan (the "InterFirst Plan") as of December 31, 1984.

         The individuals to whom this Section 15.13 applies are referred to herein as the "Eligible Former FUBI Plan
         Participants."

                  (c) FUBI Plan Special Benefit Defined. The "FUBI Plan Special Benefit" means, with respect to an Eligible Former FUBI Plan Participant, the sum of (A) plus (B) plus (C), where:

                           (A)      is  the  "FUBI  Portion"  of  such
                                    Eligible Former  FUBI  Plan
                                    Participant's  FUBI Plan Special
                                    Benefit (as defined in subparagraph
                                    (d) below);

                           (B) is the "InterFirst Portion," if any, of such Eligible Former FUBI Plan
                                    Participant's FUBI Plan   Special
                                    Benefit   (as   defined  in
                                    subparagraph (e) below); and

                           (C)      is the  "NationsBank  Portion,"  if
                                    any,  of such Eligible Former FUBI
                                    Plan Participant's FUBI Plan Special
                                    Benefit  (as  defined in
                                    subparagraph (f) below).

         The FUBI Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit shall be subject to the FUBI Plan COLAs as provided in subparagraph (k) below. For purposes of determining the FUBI Plan Special Benefit for an Eligible Former FUBI Plan Participant, both the FUBI Portion and the InterFirst Portion, if any, of such FUBI Plan Special Benefit shall be converted to a single life annuity as provided below. An Eligible Former FUBI Plan Participant's Special FUBI Plan Benefit shall be stated as a monthly benefit and may be paid pursuant to any optional form of benefit set forth in Section 5.4 which such Participant elects (to the extent eligible) in accordance with the terms and provisions of the Plan other than this Section 15.13.

                  (d) FUBI Portion Defined. The FUBI Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit means the greater of (A) or (B), multiplied by (C), where:

                           (A)      is such Participant's FUBI Plan
                                    "basic retirement benefit," as
                                    defined below;

                           (B)      is  such  Participant's  FUBI  Plan
                                    "agreed retirement  benefit,"  if
                                    any,  as  defined below,  if such
                                    Participant is eligible for such
                                    "agreed   retirement    benefit"
                                    in accordance with subparagraph (g)
                                    below; and

                           (C)      is a factor for converting the
                                    applicable benefit amount from a
                                    five year certain and life annuity
                                    to a single life annuity of
                                    equivalent actuarial value.  Such
                                    factor shall be determined using the
                                    actuarial equivalence assumptions
                                    preserved from the FUBI Plan.

         The amount of the FUBI Plan "basic retirement benefit" for an Eligible Former FUBI Plan Participant (which amount is subject to reduction for payment commencement prior to age sixty-five
         (65) as described in subparagraph (h) below) shall be such benefit determined under Article VII or, to the extent applicable, Article VIII of the FUBI Plan as of the earliest of

                           (i)      such Participant's termination of
                  employment,

                      (ii) the date of such Participant's transfer of
                  employment from FUBI or a FUBI  subsidiary  or
                  affiliate  to  InterFirst Corporation  or  an
                  InterFirst   Corporation   subsidiary  or affiliate,
                  or

                     (iii)          July 1, 1986,
         based  on  such  Participant's   "credited  service"
         attributable  to employment   with  a  FUBI  Plan participating
         employer,   "pension compensation  base" and "social security
         benefit" (as those terms were defined in the FUBI Plan) as of such determination date assuming for such purpose that the FUBI Plan had continued in effect through such date.

         The amount, if any, of the FUBI Plan "agreed retirement benefit" for an Eligible Former FUBI Plan Participant (which amount is not subject to reduction for payment commencement prior to age sixty-five (65)) shall be such benefit determined under Article VII of the FUBI Plan as of the earliest of

                           (i)      such Participant's termination of
                  employment,

                      (ii) the date of such Participant's transfer of
                  employment from FUBI or a FUBI  subsidiary  or
                  affiliate  to  InterFirst Corporation  or  an
                  InterFirst   Corporation   subsidiary  or affiliate,
                  or

                     (iii)          July 1, 1986,

         based  on  such  Participant's   "credited  service"
         attributable  to employment   with  a  FUBI  Plan participating
         employer,   "pension compensation  base" and "social security
         benefit" (as those terms were defined in the FUBI Plan) as of such determination date assuming for such purpose that the FUBI Plan had continued in effect through such date. Whether an Eligible Former FUBI Plan Participant is eligible for the FUBI Plan "agreed retirement benefit" shall be determined in accordance with subparagraph (g) below.

                  (e) InterFirst Portion Defined. The InterFirst Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit, if any, means the product of (A), (B) and (C), where:

                           (A)      is such  Participant's  "December
                                    31st, 1988 Benefit,"  if any,  as
                                    defined in the Texas Plan (i.e., the
                                    "(A)"  portion of the Texas Plan
                                    "hybrid  formula" set forth in
                                    Section 15.1(b)(iii) of this Plan);

                           (B)      is a fraction, the numerator of
                                    which is the difference  between (x)
                                    such  Participant's "Years of
                                    Benefit  Service" as defined under
                                    the InterFirst Plan

                                    (which definition includes
                                    fractional years) taken   into
                                    account   for   purposes   of
                                    determining  such  Participant's
                                    "December 31st, 1988 Benefit" minus
                                    (y) the portion of such  years
                                    included   for   purposes   of
                                    determining   the  FUBI   Portion
                                    of  such Participant's FUBI Plan
                                    Special Benefit, and the denominator
                                    of   which   is   such Participant's
                                    "Years  of  Benefit  Service" taken
                                    into   account   for   purposes   of
                                    determining  such  Participant's
                                    "December 31st, 1988 Benefit"; and

                           (C)      is a factor for  converting  the
                                    product of (A) and (B) from a ten
                                    year certain and life annuity   to a
                                    single   life   annuity  of
                                    equivalent   actuarial  value.  Such
                                    factor shall  be  determined  using
                                    the  actuarial equivalence
                                    assumptions  preserved from the
                                    InterFirst Plan.

         The amount of the InterFirst Portion for an Eligible Former FUBI Plan Participant shall be subject to reduction for payment commencement prior to age sixty-five (65) as described in subparagraph (h) below.

                  (f) NationsBank Portion Defined. The NationsBank Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit, if any, means the "(B)" portion of the Texas Plan "hybrid formula" set forth in Section 15.1(b)(iii) of this Plan, that is, the amount of such Participant's benefit determined under the Plan other than this Section 15.13, but using only Benefit Service earned after December 31, 1988 not in excess of three hundred sixty (360) months, subject to the limitations of Section 15.1(b)(iii) of this Plan. The amount of the NationsBank Portion for an Eligible Former FUBI Plan Participant shall be subject to reduction for payment commencement prior to age sixty-five (65) as described in subparagraph (h) below.

                  (g) Eligibility for FUBI Plan Agreed Retirement Benefit. Prior to January 1, 1989, any Eligible Former FUBI Plan Participant who had terminated employment and received the FUBI Plan "agreed retirement benefit" shall be eligible for the FUBI Plan "agreed retirement benefit" for purposes of determining such Participant's FUBI Plan Special Benefit hereunder. From and after January 1, 1989, an Eligible Former FUBI Plan Participant shall be eligible for the FUBI Plan "agreed retirement benefit" upon both (i) completion of at least twenty (20) years of service (within the meaning of the FUBI Plan) with NationsBank Corporation and predecessor plan sponsors (or their respective subsidiaries and affiliates) and (ii) attainment of age fifty (50) on or before termination of employment with NationsBank Corporation and predecessor plan sponsors (or their respective subsidiaries and affiliates).

                  (h) Reductions for Early Commencement. Each portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit shall be reduced for early commencement as follows:

                           (i)      With respect to the FUBI Portion of
                  such Participant's FUBI Plan Special Benefit, each of the following shall apply:

                           (A)      The   amount  of  the  FUBI   Plan
                                    "agreed retirement benefit" shall be
                                    determined with no  reduction  for
                                    early   commencement  of retirement
                                    benefit annuity payments prior to
                                    age sixty-five (65); and

                           (B)      The amount of the FUBI Plan "basic
                                    retirement benefit" shall be reduced
                                    for early commencement prior to age
                                    sixty- five (65) in accordance with
                                    the reduction factors in the FUBI
                                    Plan applicable to benefits
                                    commencing at age fifty-five (55) or
                                    later.  The actuarial reduction
                                    factors applicable to Eligible
                                    Former FUBI Plan Participants to
                                    determine the additional amount of
                                    early commencement reduction if
                                    benefits commence earlier than age
                                    fifty-five (55) shall be based on
                                    the actuarial reduction factors
                                    preserved from the FUBI Plan.

                      (ii) With respect to the InterFirst Portion of such Participant's FUBI Plan Special Benefit, the amount of such InterFirst Portion shall be reduced for early commencement prior to age sixty-five (65) in accordance with the reduction
                  factors  in  the  InterFirst   Plan   applicable  to
                  benefits commencing at age fifty-five (55) or later. The actuarial reduction factors applicable to Eligible Former FUBI Plan Participants to determine the additional amount of early commencement reduction if benefits commence earlier than age fifty-five (55) shall be based on the actuarial reduction factors preserved from the InterFirst Plan.

                     (iii) With respect to the NationsBank Portion of such Participant's FUBI Plan Special Benefit, the amount of such NationsBank Portion shall be reduced for early commencement prior to age sixty-five (65) in accordance with the terms of the Plan other than this Section 15.13.

                  (i) FUBI Plan Special Benefit as a Protected Benefit. From and after (i) receipt by the Participating Employers of a determination letter from the Internal Revenue Service that the provisions of this Section 15.13 do not adversely affect the continued qualification of the Plan under Section 401 of the Code and (ii) the entering of an "Order of Dismissal with Prejudice" which has become final and nonappealable in accordance with the terms of that certain "First Amended Compromise Settlement Agreement & Release" dated August 16, 1995 to which this Plan is a party, the FUBI Plan Special Benefit (including the right to a single cash payment with respect to prior retirement benefit annuity payments as provided in subparagraph (o) below) shall be a benefit protected by Section 411(d)(6) of the Code and Section 204(g) of the Act.

                  (j) FUBI Plan Special Benefit as a Stand-Alone Alternative Benefit. Following commencement of retirement benefit annuity payments, each Eligible Former FUBI Plan Participant shall receive the greatest benefit amount determined from time to time under the alternative benefit
         formulas   applicable  to  such  Eligible  Former  FUBI  Plan
         Participant under this Plan. In that regard, the amount of the FUBI Plan Special Benefit for each Eligible Former FUBI Plan Participant (as adjusted to reflect the form of benefit payment and as adjusted pursuant to subparagraph
         (k) below) shall be treated as a separate stand-alone alternative benefit formula under this Plan.

                  (k) COLA Adjustments for FUBI Portion. The FUBI Portion of an Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit, regardless of whether such Participant's FUBI Plan Special Benefit is the greatest benefit amount at the time of commencement of retirement benefit annuity payments, shall be increased or decreased for changes in the cost of living (the "COLA") as of January 1 of each Plan Year following commencement of such payments by such Eligible Former FUBI Plan Participant under this Plan (or any applicable predecessor plan). The COLA amount shall be based on the percentage increase or decrease in the cost of living, if any, based on a comparison of the

         U. S. Consumer Price Index for the September 30 next preceding the January of the determination, with such U. S. Consumer Price Index for the September 30 one year earlier; provided, however, that such yearly increase or decrease, if any, shall be limited to a maximum of four percent (4%); and provided further, that such yearly decrease, if any, shall not reduce the amount of the FUBI Portion of such Eligible Former FUBI Plan Participant's FUBI Plan Special Benefit below the initial amount of such FUBI Portion at the time of commencement of retirement benefit annuity payments. The "Consumer Price Index for All Urban Wage Earners and Clerical Workers" (or the appropriate replacement table that is published by the Bureau of Labor Statistics, or its successor, or if there is none, then such other table determined to be acceptable to the Administrator of the Plan) shall be used in determining the percentage increases or decreases for each Plan Year.

                  (l) Payment of FUBI Plan Special Benefit. Each Eligible Former FUBI Plan Participant shall receive the FUBI Plan Special Benefit amount as such Participant's retirement benefit when that amount (as adjusted from time to time as provided in subparagraph (k) above) is the greatest amount available to such Eligible Former FUBI Plan Participant under the alternative retirement benefit formulas under the Plan applicable to such Eligible Former FUBI Plan Participant.

                  (m) Application of Other Alternative Benefit Formulas. The provisions of this Section 15.13 shall not in any manner change, modify or otherwise affect the continued application of any other alternative benefit formulas under the Plan applicable to Eligible Former FUBI Plan Participants, including without limitation the Plan's basic retirement benefit formula and the Texas Plan's hybrid formula. In such regard:

                           (i)  Continued  Credit  for FUBI Plan and
                  InterFirst Plan Benefit Service under this Plan's Basic Retirement Benefit Formula. For any Eligible Former FUBI Plan Participant who is eligible for a benefit determined under this Plan's basic "all-service" retirement benefit formula set forth in Articles V and VI, such Participant shall continue to receive credit under such benefit formula (pursuant to the terms and provisions of the Plan other than this Section 15.13) for all of such Participant's benefit service under (i) the FUBI Plan prior to its merger into the InterFirst Plan and (ii) the

                  InterFirst Plan prior to its merger into this Plan.

                      (ii) Texas Plan's Hybrid Formula.  Section
                  15.1(b)(iii) of this Plan provides in part that the benefit under the Plan for a Texas Plan Participant who participated in the Texas Plan (or any predecessor plan) before 1989 shall not be less than the sum of (A) such Participant's "December
                  31st,  1988 Benefit"   as   defined   in  the  Texas
                  Plan  and  (B)  such Participant's   benefit
                  determined under the Plan's basic retirement benefit formula set forth in Articles V and VI with respect to Benefit Service earned after 1988 (the "hybrid formula"). For an Eligible Former FUBI Plan Participant, the December 31st, 1988 Benefit under the Texas Plan generally means the greater of (x) the Participant's benefit as of such date determined under the InterFirst Plan's "all-service" benefit formula (which was calculated taking into account such Eligible Former FUBI Plan Participant's benefit service under the FUBI Plan prior to 1985) or (y) the Participant's "basic retirement benefit" determined as of December 31, 1984 under the FUBI Plan benefit formula without adjustment for the FUBI Plan COLAs. In addition, for certain Eligible Former FUBI Plan Participants who, as of January 1, 1985, were age 55 or older and who, as of December 31, 1984, were employed by a FUBI Plan participating employer, the December 31st, 1988 Benefit is (under the terms of the Texas Plan) not less than such Participant's benefit determined as of December 31, 1988 using the FUBI Plan's "basic retirement benefit" formula as adopted under and provided in the InterFirst Plan without adjustment for the FUBI Plan COLAs. The provisions of this Section 15.13 shall have no effect on the provisions of Section 15.1(b)(iii) of this Plan as described herein.

                  (n) Application of Code Section 415. The provisions of
         Article VII of the Plan that limit payment of annuity benefits in accordance with the requirements of Section 415 of the Code (including without limitation the "stated dollar" limitation set forth in Section 7.1(a)(i) of the Plan and the "compensation-based" limitation set forth in Section 7.1(a)(ii) of the Plan) shall be subject to annual cost of living adjustments pursuant to Section 415(d) of the Code with respect to the FUBI Plan Special Benefit. Notwithstanding the foregoing, the FUBI Plan Special

         Benefit (as adjusted from time to time as provided in subparagraph (k) above) of an Eligible Former FUBI Plan Participant shall not be paid to the extent such annual annuity amount exceeds the greater of (i) the amount of the limit referred to in the preceding sentence (as adjusted pursuant to Code Section 415(d)), or (ii) the amount of the "current accrued benefit" of the Eligible Former FUBI Plan Participant. In that regard, an Eligible Former FUBI Plan Participant's "current accrued benefit" shall be determined as a fixed dollar annual annuity amount as provided in Section 1106(i)(3)(B) of the Tax Reform Act of 1986, without regard to adjustments pursuant to Section 415(d) of the Code or the FUBI Plan COLAs. For this purpose, the "current accrued benefit" of an Eligible Former FUBI Plan Participant shall equal the sum of (A) the FUBI Portion of such Participant's FUBI Plan Special Benefit (without adjustment for the FUBI Plan COLAs) plus (B) the portion of the InterFirst Portion of such Participant's FUBI Plan Special Benefit, if any,
         earned   through   December  31,  1986.  No  provision  of
         this subparagraph shall affect an Eligible Former FUBI Plan Participant's "current accrued benefit" within the meaning of
         Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982, which such "current accrued benefit" is also determined as a fixed dollar annual annuity amount without regard to adjustments pursuant to Section 415(d) of the Code or the FUBI Plan COLAs.

                  (o) Payment of Prior Benefits.  The provisions of this
         Section 15.13 shall apply retroactively for all Eligible Former FUBI Plan Participants. Accordingly, retirement benefit annuity payments for Eligible Former FUBI Plan Participants who have been in pay status prior to the "determination date" (defined below) shall be adjusted in accordance with the provisions of this Section 15.13. Such adjustments shall be based on the form of benefit payment previously elected, subject to reduction, if any, pursuant to subparagraph (h) above. The adjustments shall be made as of a date selected by NationsBank Corporation (the "determination date") that is as soon as practicable following both (i) receipt of a favorable determination letter from the Internal Revenue Service with respect to this Section 15.13 and (ii) the entering of an "Order of Dismissal with Prejudice" which has become final and nonappealable in accordance with the terms of that certain "First Amended Compromise Settlement Agreement & Release" dated August 16, 1995 to which this Plan is a party. As soon as practicable after the determination date, any past benefit annuity amounts payable to each affected Eligible Former FUBI Plan Participant as provided by this Section 15.13 in excess of the benefit annuity amounts actually received by each such Eligible Former FUBI Plan Participant (whether from the Plan or a predecessor plan) shall be calculated and paid, together with interest at the rate of nine percent (9%), compounded annually, to each such Eligible Former FUBI Plan Participant in a single cash payment (less any applicable withholding amounts). For purposes of determining the amount of interest to be paid, such interest shall accrue from the end of the Plan Year to which such additional benefit annuity amounts relate through the last day of the month immediately preceding the date of such single cash payment.

                  (p) Death and Disability Benefits. The FUBI Plan Special Benefit of an Eligible Former FUBI Plan Participant shall be applicable in determining any death or disability benefits that may be payable to or with respect to such Participant under the Plan or any applicable predecessor plan."


                  2. The effective date of the amendment set forth herein shall be July 5, 1995, subject, however, to both (i) receipt from the Internal Revenue Service of a determination letter that such amendment does not adversely affect the continued qualification of the Plan under Section 401 of the Internal Revenue Code and (ii) the entering of an "Order of Dismissal with Prejudice" which has become final and nonappealable in accordance with the terms of that certain "First Amended Compromise Settlement Agreement & Release" dated August 16, 1995 to which this Plan is a party (the "Settlement Agreement"). In addition, the timing of the implementation of the provisions of the amendment set forth herein shall be subject to the terms and provisions of the Settlement Agreement. NationsBank shall submit the amendment set forth herein for such a determination letter as soon as practicable following the execution of this Agreement. If such a determination letter is not received or if such "Order of Dismissal with Prejudice" is not entered or does not become final and nonappealable, the amendment set forth herein shall be null and void.

         3. No payment shall be made by the Participating Employers or any employee benefit plan maintained by the Participating Employers with respect to the amount, if any, by which the "FUBI Plan Special Benefit" of an "Eligible Former FUBI Plan Participant" as adjusted for the "FUBI Plan COLAs" (as those terms are defined in this amendment) exceeds either (i) the applicable Internal Revenue Code Section 415 limitations as set forth in this amendment or (ii) the benefit amount that results from application of the compensation limitation of Internal Revenue Code Section 401(a)(17) as set forth in the Plan (as such compensation limitation is periodically adjusted pursuant to Section 401(a)(17) of the Internal Revenue Code).

          4. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

          IN  WITNESS WHEREOF,   NationsBank Corporation,   on  behalf
of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                                             NATIONSBANK CORPORATION


                                         By: /s/ C. J. Cooley
                                             C. J. Cooley, Executive
                                             Vice President

                                             "NationsBank"

                                              NATIONSBANK, N.A. (CAROLINAS)

                                          By: /s/ Deborah T. Williams
                                              Name: Deborah T. Williams
                                              Title: Senior Vice President

                                          "Trustee"